UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

AGENUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Forbes Road

Lexington, MA 02421

(Address of principal executive offices, including zip code)

(781) 674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	AGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Agenus Inc. (the “Company”) held its Annual Meeting of Stockholders on June 15, 2021 (the “Annual Meeting”). A total of 163,369,624 shares of common stock, representing 73.4% of the shares outstanding and eligible to vote and constituting a quorum, were present at the Annual Meeting or represented by valid proxies. At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 30, 2021: (i) to elect Wadih Jordan and Allison M. Jeynes-Ellis as Class III directors, each for a term of three years expiring at the 2024 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under such plan from 11,000,000 to 26,000,000 (“Proposal 2”); (iii) to approve an amendment to the Company’s 2019 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance under such plan from 500,000 to 1,000,000 (“Proposal 3”); (iv) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 4”).

The Company’s stockholders approved the Class III director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class III directors as follows:

Class I Director Nominees	For	Against	Withheld	Broker Non-Votes
Wadih Jordan	91,385,204	0	28,353,617	43,630,803
Allison M. Jeynes-Ellis	114,899,805	0	4,839,016	43,630,803

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
83,464,407	35,315,417	958,997	43,630,803

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
111,109,534	7,778,683	850,604	43,630,803

The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
157,188,403	4,827,832	1,353,389	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2021	AGENUS INC.

	By:	/s/ Adam Krauss
Adam Krauss
Chief Legal Officer